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                                                                   Exhibit 10.28

                            GENERAL AGREEMENT           SAFECO Insurance Company
[SAFECO LOGO]               OF INDEMNITY                PO Box 34526
                            FOR CONTRACTORS             Seattle WA 98124-1526

THIS AGREEMENT is made by the Undersigned in favor of the SAFECO insurance Companies for the purpose of indemnifying them from all loss and expense in connection with any Bonds for which any SAFECO Insurance Company now is or hereafter becomes Surety for any of the following as Principal: CELERITY GROUP, INC. dba KINETICS HOLDINGS CORPORATION; KINETICS GROUP. INC.: KINETIC SYSTEMS, INC. ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

In consideration of the execution of any such Bonds for Contractor and as an inducement to such execution by Surety, the Undersigned jointly and severally, agree as follows

DEFINITIONS: Where they appear in this agreement, the following terms shall be considered as defined in this paragraph:

CONTRACTOR: Any one, combination of, or all of the persons, firms or corporations set forth above or their successors in interests, whether alone or in joint venture or as members in limited liability companies with others not named herein.

BOND: Any and all bonds, undertakings or instruments of guarantee and any continuation, extension, alteration, renewal or substitution thereof, whether with the same or different penalties, executed by Surety.

SURETY: Any one or combination of the following: SAFECO Insurance Company of America; General Insurance Company of America; First National Insurance Company of America; SAFECO National insurance Company; American States Insurance Company; American Economy insurance Company; any person or company joining with any of the aforesaid companies in executing any Bond, executing any Bond at their request or providing reinsurance to them with respect to any Bond.

CONTRACT: Any contract between Contractor and a third party, the performance of which is guaranteed by any Bond for which Surety is surety.

DEFAULT: Contractor shall be deemed to be in default under this agreement in the event it:

(1)      Is declared to be in default by the Obligee of any Bond;

(2)      Actually Breaches or abandons any Contract;

(3) Fails to pay. to the extent due in whole or in part, claims, bills or other indebtedness incurred in connection with the performance of any Contract;

(4) Becomes the subject of any agreement or proceeding of liquidation or receivership, or actually becomes insolvent;

(5) If an individual, dies, is adjudged mentally incompetent, is convicted of a felony or disappears and cannot be immediately found by Surety by use of usual methods;

(6) Breaches, fails to perform, or comply with, any provision of this agreement.

INDEMNITY TO SURETY: Undersigned agree to pay to Surety upon demand:

1 All loss, costs and expenses of whatsoever kind and nature, including court costs, reasonable attorney fees (whether Surety at its sole option elects to employ its own attorney, or permits or requires Undersigned to make arrangements for Surety's legal representation), consultant fees, investigative costs and any other losses, costs or expenses incurred by Surety by reason of having executed any Bond, or incurred by it on account of any Default under this agreement by any of the Undersigned.

         In addition the Undersigned agree to pay to Surety interest on all disbursements made by Surety in connection with such loss, costs and expenses incurred by Surety at the maximum rate permitted by law calculated from the date of each disbursement;

2 An amount sufficient to discharge any claim made against Surety on any Bond This sum may be used by Surety to pay such claim or be held by Surety as collateral security against loss on any bond;

3        Any original, additional or renewal premium due for any bond.

With respect to claims against Surety:

1 Surety shall have the exclusive right for itself and the Undersigned to determine in good faith whether any claim or suit upon any Bond shall, on the basis of belief of liability, expediency or otherwise, be paid, compromised, defended or appealed.

2. Surety may incur such expenses. Including reasonable attorneys' fees, as deemed necessary or advisable in the investigation, defense and payment of such claims.

3 Surety's determination in good faith of the foregoing shall be final and conclusive upon the Undersigned.

4 An itemized statement of loss and expense incurred by Surety, sworn to by an officer of Surely, shall be prima facie evidence of the fact and extent of the liability of Undersigned to Surety in any claim or suit by Surely against Undersigned.

SURETY'S REMEDIES IN EVENT OF DEFAULT: In event of default by Contractor Surety shall have the right, at its sole discretion to:

1 Take possession of the work under any and all Contracts and to arrange for its completion by others or by the Obligee of any Bond;

2 Take possession of Contractor's or any of Undersigneds' equipment, materials and supplies at the site of the work, or elsewhere, if needed for prosecution of the work, as well as Contractor's office equipment, books and records, and utilize the same in completion of the work under the Contract without payment of any rental for such use;

3 Loan or guarantee a loan to Contractor of such money as Surety shall see fit, for the purpose of completing any Contract, or for discharging Contractor's obligations for labor, material, equipment, supplies and other charges, incurred in connection with any contract;

4 Take such other action as Surety shall deem necessary to fulfill its obligations under any Bond.

                                (R) A registered trademark of SAFECO Corporation

                                   PAGE 1 of 4                               FRP

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Undersigned waive all notice of such default, of the payment of any claim or of the making of any loan to Contractor by Surety Should Undersigned learn of any claim or suit against Contractor, for which Surety may be held liable. Undersigned shall give prompt notice to Surety of such claim or suit

Separate suits may be brought under this agreement as causes of action accrue, and the pendency or termination of any such suit shall not bar any subsequent action by Surety

SECURITY TO SURETY: As collateral security to Surety for the agreement of the Undersigned to repay all loss and expense to Surety, the Undersigned:

1 Assigns to Surety, as of the date of execution of any Bond, all rights of the Contractor in, or in any manner growing out of:

         a        Any Contract or modification thereof;

         b Any subcontract or purchase order and against any legal entity and its surety who has contracted with Contractor to furnish labor, materials, equipment and supplies in connection with any Contract;

         c Monies due or to become due Contractor on any Contract, including all monies earned or unearned which are unpaid at the time of notification by Surety to the Obligee of Surety's rights hereunder;

         d Any actions, causes of action, claims or demands whatsoever which Contractor may have or acquire against any party to the Contract, or arising out of or in connection with any Contract including but not limited to those against obligees and design professionals and any surety or sureties of any obligee, and Surety shall have the full and exclusive right, in its name or in the name of the Contractor, but not the obligation, to prosecute, compromise, release or otherwise resolve such actions, causes of action, claims or demands;

         e Any and all rights, title, interest in, or use of any patent, copyright or trade secret which is or may be necessary for the completion of any bonded work;

         f All monies due or to become due to Contractor on any policy of insurance relating to any claims arising out of the performance of any Contract or to premium refunds, including, but not limited to, builders risk. fire, employee dishonesty or workers' compensation policies.

The Surety agrees to forbear exercising the rights granted to it in (a) through
(f) until there is a Default under this agreement;

2 Irrevocably nominate and appoint any officer of Surety as the true and lawful attorney-in-fact of the Undersigned, with full right and authority in event of Contractor's default to:

         a Sign the name of the Undersigned to any voucher, release, satisfaction, check, bill of sale of property referred to herein, or any other paper or contract necessary or desired to carry into effect the purposes of this agreement;

         b Dispose of performance of any Contract by subletting it in Contractor's name or otherwise;

3 Authorize Surety to join any and all of the Undersigned as parties defendant in any action, regardless of venue, against Surety on account of any Bond, and to enforce the obligations hereunder directly against any of the Undersigned without the necessity of first proceeding against the Contractor;

4 Agree that all monies earned by Contractor under any Contract are trust funds, whether in the possession of Contractor or otherwise, for the benefit of, and for payment of Contractor's obligations for labor, material, and supplies furnished to Contractor in performance of such Contract for which Surety would be liable under any Bond on such Contract;

5 Agree that this agreement may at any time be completed and filed by Surety in such a manner that it will qualify as a financing statement under the applicable provisions of any statute of any state which has adopted The Uniform Commercial Code, and that Surety may add such schedules to this agreement, describing specific items of security covered hereunder as shall be necessary under such statutes.

GENERAL PROVISIONS:

1 Assent by Surety to changes in any Contract or Bond or refusal to assent shall not release or affect the obligations of Undersigned to Surety even though any such assent by the Surety does or might increase the liability of the Undersigned.

2 Surety has the right to decline to execute, provide or procure any bond requested by Contractor If Surety does execute, provide or procure the execution of a bid bond or proposal bond, or agrees or consents to provide such contract of suretyship. Surety retains the right to decline to execute the final bond (including, but not limited to, performance, payment or maintenance bonds) that may be required in connection with any award that may be made under the bid proposal or tender to which the bid proposal bond or agreement or consent to provide such contract of suretyship is given.

3 Surety shall have every right, defense or remedy which a personal surety without compensation would have including the right of exoneration and the right of subrogation.

4 Until Surety shall have been furnished with competent evidence of its discharge, without loss from any Bonds. Surety shall have the right to free access at reasonable times to the books, records and accounts of each of the Undersigned for the purpose of examining, copying or reproducing them. Each one of the Undersigned hereby authorizes any depositories in which funds of any of the Undersigned may be deposited to furnish to Surety the amount of such deposits as of any date requested, and any legal entity doing business with the undersigned is authorized to furnish any information requested by Surety concerning any transaction Surety may furnish in confidence copies of any information, which it now has or may hereafter obtain concerning each of the Undersigned, to other persons or companies for the purpose of procuring co-suretyship or reinsurance or of advising interested persons or companies.

5 The undersigned will, on request of Surety, procure the discharge of Surety from any Bond and all liability by reason thereof. If such discharge is unattainable, the Undersigned will, if requested by Surety, either deposit collateral with Surety, acceptable to Surety, sufficient to cover all exposure under such bond or bonds, or make provisions acceptable to Surety for the funding of the bonded obligation(s).

6 Undersigned warrant that each of them is specifically and beneficially interested in the obtaining of each Bond.

7 In case the execution hereof by any of the Undersigned may be defective or invalid for any reason, such defect or invalidity shall not in any manner affect the validity of this obligation or the liability hereunder of any other of the Undersigned. Invalidity of any provision of this agreement by reason of the laws of any state or for any other reason shall not render the other provisions hereof invalid.

8 Execution by Contractor or any of the Undersigned of any application for any Bond or of any other agreement of indemnity in behalf of Contractor, or the taking of indemnity of any other person by Surety with respect to any Bond of Contractor, shall in no way be deemed to waive, diminish or abrogate any rights of Surety under this agreement.

9 The Undersigned waive and subordinate all rights of indemnity, subrogation and contribution each against the other until all obligations to the Surety under this agreement, at law or in equity, have been satisfied in full.

10 The rights and remedies afforded to the Surety by the terms of this agreement and the terms themselves may not be waived or modified orally and no written change or modification shall be effective until signed by an employee of the Surety.

11 This agreement is to be liberally construed so as to protect, exonerate and indemnify the Surety.

12 All parties agree that any microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for ail purposes.

                                  PAGE 2 OF 4

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TERMINATION: This agreement is a continuing obligation of the Undersigned unless terminated as provided in this paragraph. An Undersigned desiring to terminate liability as to future Bonds of Contractor must:

1 Give written notice to Surety at Seattle. Washington 98185, by certified or registered mail, of such termination;

2 State in such notice the effective date (not less than thirty days after the receipt of notice by Surety) of termination of such Undersigned's liability for future Bonds.

3 It is understood and agreed that oral notice to or constructive notice to any agent or employee of Surety shall not constitute effective notice of termination under this agreement.

After the effective date of termination, the Undersigned giving notice shall be liable hereunder for:

1 Bonds executed or authorized prior to such date, and renewals and extensions thereof;

2 Bonds executed pursuant to a bid or proposal bond executed or authorized prior to such date, and renewals and extensions thereof.

Such termination of liability as to an Undersigned shall in no way affect the obligation of any other Undersigned who has not given notice as herein provided

                                          EXECUTED THIS 18 DAY OF FEBRUARY, 2003

                                      CELERITY GROUP, INC. DBA KINETICS HOLDINGS
                                      CORPORATION;

ATTEST: /s/ John M. Goodman           BY: /s/ David J. Shimmon
---------------------------           --------------------------------------
JOHN M. GOODMAN, SECRETARY            DAVID J. SHIMMON, PRESIDENT

                                      KINETICS GROUP, INC.
                                      --------------------------------------

ATTEST: /s/ John M. Goodman           By: /s/ David J. Shimmon
---------------------------           --------------------------------------
JOHN M. GOODMAN, SECRETARY            DAVID J. SHIMMON, PRESIDENT

                                      KINETIC SYSTEMS, INC.
                                      --------------------------------------

ATTEST: /s/ John M. Goodman           BY: /s/ David J. Shimmon
---------------------------           --------------------------------------
JOHN M. GOODMAN, SECRETARY            DAVID J. SHIMMON, PRESIDENT

                      ALL SIGNATURES MUST BE ACKNOWLEDGED

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                           SIGNATURE ADDENDUM           SAFECO Insurance Company
[SAFECO LOGO]                                           PO Box 34526
                                                        Seattle, WA 98124-1526

The signatures on this page are intended to and shall be a part of the Agreement of indemnity given to the SAFECO insurance companies on behalf of CELERITY GROUP, INC. dba KINETICS HOLDINGS CORPORATION; KINETICS GROUP, IN KINETIC SYSTEMS, INC. and dated February 18, 2003 We, the undersigned, acknowledge that we have read all the terms and conditions of the Agreement of Indemnity referenced above and fully understand the nature of this obligation.

         Provided, however, that the obligation of the undersigned is limited to the aggregate sum of $10,000,000 (Ten million dollars); without, however, affecting or diminishing the liability of any other signator to this agreement.

                                BEHRMAN CAPITAL III L.P.
                                ------------------------------------------------

                                BY: BEHRMAN CAPITAL III LLC, ITS GENERAL PARTNER
                                ------------------------------------------------

                                BY: /s/ William M. Matthes
                                ------------------------------------------------
                                    William M. Matthes, Its Managing Member

         Provided, however, that the obligation of the undersigned is limited to the aggregate sum of $2,500,000 (Two million five hundred thousand dollars); without, however, affecting or diminishing the liability of any other signator to this agreement.

                                /s/ David J. Shimmon
                                ------------------------------------------------
                                DAVID J. SHIMMON, INDIVIDUALLY

                                ------------------------------------------------
                                MARYBETH SHIMMON, INDIVIDUALLY

All parties agree that microfilmed, scanned or electronically digitized copy of this document made by Surely as part of its record storage and retention program shall be as effective as the original for all purposes.

                                (R) A registered trademark of SAFECO Corporation

                          CONSIDERATION                 SAFECO Insurance Company
[SAFECO LOGO]             ACKNOWLEDGMENT                PO BOX 34526
                                                        Seattle WA 98124-1526

The undersigned signators on a specific Agreement of Indemnity in favor of a SAFECO Insurance Company of America, General Insurance Company of America, First National Insurance Company of America, SAFECO National Insurance Company, American States Insurance Company, American Economy Insurance Company, dated February 18, 2003, acknowledge that execution of this agreement was promised as a condition precedent to and in consideration of your execution of Bond No 6192546 on October 28, 2002, on behalf of KINETIC SYSTEMS, INC., as Principal, and agree that said agreement is applicable to said bond

Signed and dated this 18 day of February, 2003

  SIGNATURE OF APPLICANT FOR BOND:         SIGNATURE OF APPLICANT FOR BOND:

                                         KINETIC SYSTEMS, INC.
-----------------------------------      ---------------------------------------
           (Firm Name)                                (Firm Name)

ATTEST: /s/ John M. Goodman              /s/ David J. Shimmon
-----------------------------------      ---------------------------------------
JOHN M. GOODMAN, SECRETARY               DAVID J. SHIMMON, PRESIDENT

-----------------------------------      ---------------------------------------

                            SIGNATURE OF INDEMNITORS

/s/ David J. Shimmon                     /s/ Marybeth Shimmon
-----------------------------------      ---------------------------------------
David J. Shimmon                         Marybeth Shimmon

/s/ William M. Matthes
-----------------------------------      ---------------------------------------
William M. Matthes

-----------------------------------      ---------------------------------------


All parties agree that any microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for all purposes.

                                (R) A registered trademark of SAFECO Corporation
                                                                             FRP

                           CONSIDERATION                SAFECO Insurance Company
[SAFECO LOGO]              ACKNOWLEDGMENT               PO Box 34526
                                                        Seattle WA 98124-1526

The undersigned signators on a specific Agreement of Indemnity in favor of a SAFECO insurance Company of America, General Insurance Company of America, First National Insurance Company of America, SAFECO National Insurance Company, American States Insurance Company, American Economy Insurance Company, dated February 18, 2003, acknowledge that execution of this agreement was promised as a condition precedent to and in consideration of your execution of Bond No 6192544 on September 19, 2002,________________________________.on behalf of
KINETIC SYSTEMS, INC., as Principal, and agree that said agreement is applicable to said bond

Signed and dated this 18 day of February, 2003

  SIGNATURE OF APPLICANT FOR BOND:         SIGNATURE OF APPLICANT FOR BOND:

                                         KINETIC SYSTEMS, INC.
-----------------------------------      ---------------------------------------
           (Firm Name)                                (Firm Name)

ATTEST: /s/ John M. Goodman              /s/ David J. Shimmon
-----------------------------------      ---------------------------------------
John M. Goodman, Secretary               David J. Shimmon, President

-----------------------------------      ---------------------------------------

                            SIGNATURE OF INDEMNITORS

      /s/ David J. Shimmon                     /s/ Marybeth Shimmon
-----------------------------------      ---------------------------------------
          DAVID J. SHIMMON                         MARYBETH SHIMMON

      /s/ William M. Matthes
-----------------------------------      ---------------------------------------
          WILLIAM M. MATTHES

-----------------------------------      ---------------------------------------

All parties agree that any microfilmed, scanned or electronically digitized copy of this document made by Surety as part of its record storage and retention program shall be as effective as the original for all purposes.

                                 (R)A registered trademark of SAFECO Corporation
                                                                             FRP